------------------------------
                                                           OMB APPROVAL
                                                  ------------------------------
                                                   OMB Number:        3235-0060
                                                   Expires:      March 31, 2006
                                                   Estimated average burden
                                                   hours per response.....28.00
                                                  ------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 4, 2005
                                                ---------------------


                         FairPoint Communications, Inc.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-56365               13-3725229
-----------------------------  --------------------------  ---------------------
 State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


             521 East Morehead Street,
                     Suite 250,
             Charlotte, North Carolina                          28202
      ------------------------------------------         ------------------
       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (704) 344-8150
                                                   ------------------


                                       N/A
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02     Results of Operations and Financial Condition

        On May 4, 2005, FairPoint Communications, Inc. (the "Company") issued a press release reporting the financial results for its first quarter ended March 31, 2005 (the "Earnings Announcement"). A copy of the Earnings Announcement is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

        The Earnings Announcement disclosed that the Company's basic and diluted earnings per share for the three months ended March 31, 2005 was $0.32. This calculation was based on the number of shares of common stock outstanding as of March 31, 2005, instead of the weighted average number of shares of common stock outstanding during such period as required by generally accepted accounting principles. Basic and diluted earnings per share for the three months ended March 31, 2005 calculated in accordance with generally accepted accounting principles based on the weighted average number of shares of common stock outstanding during such period was $0.55. On February 8, 2005, the Company issued and sold 25 million shares of common stock in a public offering which significantly changed the Company's equity capitalization. Basic and diluted earnings per share calculated based on the number of shares outstanding at the end of a period (instead of a weighted average) is a non-GAAP financial measure (i.e., it is not a measure of financial performance under generally accepted accounting principles) and should not be considered in isolation or as a substitute for basic and diluted earnings per share data prepared in accordance with generally accepted accounting principles. However, the Company believes that the calculation of basic and diluted earnings per share based on the number of shares of common stock outstanding as of March 31, 2005 is more relevant given the significant change in the Company's equity capitalization during such period.

        On May 4, 2005, the Company held a conference call to discuss the financial results of the Company for its first quarter ended March 31, 2005. A copy of the transcript (the "Transcript") of the call is attached to this Current Report as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 2.02 disclosure. The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

Item  7.01     Regulation FD Disclosure.

        A copy of the Earnings Announcement is being furnished by being attached hereto as Exhibit 99.1. In addition, see the disclosure in the second paragraph under Item 2.02 above regarding earnings per share information.

        A copy of the Transcript is being furnished by being attached hereto as
Exhibit 99.2.

Item 9.01      Financial Statements and Exhibits.

        (c) Exhibits

        Exhibit Number       Description
        --------------       -----------

        99.1                 Press Release dated May 4, 2005.

        99.2 Transcript from first quarter ended March 31, 2005 earnings conference call held on May 4, 2005.

     The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of
     Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FAIRPOINT COMMUNICATIONS, INC.


                                       By:  /s/ Walter E. Leach, Jr.
                                            ------------------------------------
                                            Name:   Walter E. Leach, Jr.
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer


Date:  May 6, 2005